UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2026 (July 6, 2026)

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ECHO	The Nasdaq Stock Market L.L.C.

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 6, 2026, after discussions with the Board of Directors regarding a change of strategic direction, Mr. Hamid Akhavan, Chief Executive Officer, EchoStar Capital, President and Chief Executive Officer Hughes (as defined below) and a member of EchoStar Corporation’s (“EchoStar” or the “Company”) and Hughes Satellite Systems Corporation (“Hughes”) boards of directors, notified the Company and Hughes that he will resign effective immediately from all positions with the Company and Hughes.

To ensure an orderly transition, Mr. Akhavan will be available to consult with the Company and Hughes through December 31, 2026.

(c) Mr. Charles W. Ergen will take over Mr. Akhavan’s responsibilities as Principal Executive Officer of Hughes. Information regarding Mr. Ergen’s compensation and related-party transactions are included in the Company’s filings.

(e) In connection with the events in 5.02(b) above, Mr. Akhavan’s Letter Agreement will be modified to accelerate the July 6, 2026 vesting of Mr. Akhavan’s outstanding options previously scheduled to vest on December 31, 2026.

Item 8.01 Other Events

EchoStar Capital will fold into Corporate Development run by Mr. Thomas A. Cullen, who has almost 20 years with the company as the Executive Vice President, Corporate Development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION

Date: July 7, 2026	By:	/s/ Jeffrey H. Blum
Jeffrey H. Blum Acting Chief Legal Officer and Secretary